14. INCOME TAX: Schedule of reconciliation of income taxes at statutory rates (Details) - CAD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Details
Net loss for the year	$ (5,997)	$ (138,911)	$ (2,097,599)
Expected income tax recovery	(2,000)	(37,000)	(566,352)
Effect of foreign tax rate	(24,000)	(16,000)	46,724
Non-deductible items	4,000	1,000	112,279
Deductible items	0	(6,000)	(15,196)
Unrecognized benefit of non-capital losses	$ 22,000	58,000	422,545
Income taxes at statutory		$ 0	$ 0